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                                                                    Exhibit 99.2



          Statement Under Oath Of Principal Financial Officer Regarding
            Facts And Circumstances Relating To Exchange Act Filings

I, Stephen S. Crawford, Chief Financial Officer of Morgan Stanley, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Morgan Stanley, and, except as corrected or supplemented in a subsequent covered report:

    o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    o the Annual Report on Form 10-K for the fiscal year ended November 30, 2001 filed with the Commission of Morgan Stanley;

    o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Morgan Stanley filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    o  any amendments to any of the foregoing.



                                        Subscribed and sworn to
                                        before me this 13th day of
                                        August 2002.

/s/ Stephen S. Crawford
------------------------
Stephen S. Crawford
Chief Financial Officer                 /s/ Michael M. O'Brien
August 13, 2002                         -----------------------
                                        Notary Public
                                        My Commission Expires: October 19, 2002

                                        [Notary Seal]
                                        MICHAEL M. O'BRIEN
                                        Notary Public, State of New York
                                        No.31-5003142
                                        Qualified in New York County
                                        Commission Expires Oct. 19, 2002